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Exhibit 10.19

BRAND SERVICES, INC.

          This AMENDMENT NO. 2 AND AGREEMENT (this "Amendment") is dated as of August 3, 2006, and entered into by and among BRAND SERVICES, INC. ("Borrower"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("Lenders"), CREDIT SUISSE, as administrative agent for Lenders (in such capacity, "Administrative Agent"), and, solely for purposes of Section 6 hereof, the CREDIT SUPPORT PARTIES LISTED ON THE SIGNATURE PAGES HEREOF, and is made with reference to that certain Amended and Restated Credit Agreement dated as of July 29, 2005, by and among Borrower, the lenders from time to time party thereto (the "Existing Lenders") and Administrative Agent (as amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement or Amendment No. 1 (as defined below), as applicable.

        A.    Pursuant to the Credit Agreement, the Existing Lenders have extended, and have agreed to extend, credit to Borrower.

        B.    Borrower has informed Administrative Agent that Borrower intends (i) to acquire substantially all of the assets and to assume certain of the liabilities of an Illinois corporation previously identified to the Administrative Agent, for aggregate cash consideration of approximately $31,000,000 (the "Illinois Acquisition") and (ii) to acquire all of the outstanding common stock of a Pennsylvania corporation previously identified to the Administrative Agent, for aggregate cash consideration of approximately $25,000,000 (the "Pennsylvania Acquisition" and, together with the Illinois Acquisition, the "Specified Acquisitions").

        C.    In connection with the foregoing, Borrower has requested that Lenders amend certain provisions of the Credit Agreement to permit the consummation of the Specified Acquisitions.

        D.    Borrower has further requested that the Lenders increase the Revolving Loan Commitments from $50,000,000 to $100,000,000, subject to the terms, conditions and agreements set forth herein and in the Credit Agreement.

        E.    The Persons identified on Schedule I hereto (the "Increasing Revolving Lenders") are willing to provide an aggregate of $50,000,000 of additional Revolving Loan Commitments on the Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement.

        F.     Borrower has further requested that the Credit Agreement be amended to provide for an uncommitted incremental term facility pursuant to which Borrower will be entitled to incur additional Dollar-denominated term loans under the Credit Agreement in an aggregate principal amount of up to $25,000,000, subject to the terms and conditions set forth in the Credit Agreement.

        Accordingly, in consideration of the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

        SECTION 1.    Additional Revolving Loan Commitments.

        (a)   Each Increasing Revolving Lender hereby agrees that, effective upon the Effective Date, (i) in respect of each Increasing Revolving Lender that is a Revolving Lender immediately prior to the Effective Date, such Increasing Revolving Lender's Revolving Loan Commitment in effect immediately prior to the Effective Date shall be increased by the amount set forth next to such Increasing Revolving Lender's name on Schedule I hereto (with the result that such Lender's total Revolving Loan Commitment will equal the sum of (x) its Revolving Loan Commitment in effect immediately prior to the Effective Date and (y) the additional Revolving Loan Commitment amount so set forth on such Schedule), and (ii) in respect of each Increasing Revolving Lender that is not a Revolving Lender immediately prior to the Effective Date, such Increasing Revolving Lender's Revolving Loan

Commitment shall be the amount set forth next to such Increasing Revolving Lender's name on Schedule I hereto. All such additional Revolving Loan Commitments shall constitute "Revolving Loan Commitments" and all Increasing Revolving Lenders shall constitute "Revolving Lenders", in each case for all purposes of the Credit Agreement and the other Loan Documents. The Requisite Lenders hereby consent to the increase in the Revolving Loan Commitments resulting from the additional Revolving Loan Commitments being provided by the Increasing Revolving Lenders hereunder.

        (b)   In order to effectuate the increase in Revolving Loan Commitments contemplated hereby, each of the parties hereto hereby agrees that Administrative Agent may take any and all actions as may be reasonably necessary to ensure that, after giving effect to such increase in Revolving Loan Commitments, the outstanding Revolving Loans (if any) are held by the Revolving Lenders in accordance with their new applicable Pro Rata Shares. This may be accomplished at the discretion of Administrative Agent, following consultation with Borrower (i) by requiring the outstanding Revolving Loans to be prepaid with the proceeds of a new borrowing of Revolving Loans to be made on the Effective Date, (ii) by causing non-Increasing Revolving Lenders to assign portions of their outstanding Revolving Loans to Increasing Revolving Lenders, or (iii) by any combination of the foregoing. Any prepayment or assignment described in this paragraph (b) shall be subject to subsection 2.6D of the Credit Agreement, but shall otherwise be without premium or penalty.

        (c)   Each Increasing Revolving Lender shall be deemed to, and hereby agrees to, effective upon the Effective Date, have irrevocably purchased from each Revolving Issuing Lender a participation in each Revolving Letter of Credit issued by such Revolving Issuing Lender and outstanding immediately prior to the Effective Date and any drawings honored thereunder in an amount equal to such Increasing Revolving Lender's Pro Rata Share (with the calculation thereof to be made after giving effect to the increase in the amount of the Revolving Loan Commitments as contemplated hereby) of the maximum amount that is or at any time may become available to be drawn thereunder.

        SECTION 2.    Amendments to Credit Agreement.

        (a)    Amendments to Section 1: Definitions.

          (i)    Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

            "Incremental Term Lender" means a Lender that has an Incremental Term Loan Commitment and/or that has an outstanding Incremental Term Loan.

            "Incremental Term Loan Amount" means, at any time, the excess, if any, of (a) $25,000,000 over (b) the aggregate amount of all Incremental Term Loan Commitments established prior to such time pursuant to subsection 2.10.

            "Incremental Term Loan Assumption Agreement" means an Incremental Term Loan Assumption Agreement among, and in form and substance reasonably satisfactory to, Borrower, Administrative Agent and one or more Incremental Term Lenders.

            "Incremental Term Loan Commitment" means the commitment of an Incremental Term Lender to make Incremental Term Loans to Borrower pursuant to subsection 2.10.

            "Incremental Term Loan Maturity Date" means the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

            "Incremental Term Loan Repayment Dates" means the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

            "Incremental Term Loans" means Term Loans made by Incremental Term Lenders to Borrower pursuant to subsection 2.1A(viii). Incremental Term Loans may be made in the form of additional U.S. Dollar Term Loans or, to the extent permitted by subsection 2.10 and provided for in the relevant Incremental Term Loan Assumption Agreement, Other Term Loans.

            "Other Term Loans" has the meaning assigned to that term in subsection 2.10."

          (ii)   The definition of "Loan Documents" contained in subsection 1.1 of the Credit Agreement is hereby amended by inserting the phrase "each Incremental Term Loan Assumption Agreement," immediately following "this Agreement," appearing in the second line of such definition.

          (iii)  The definition of "Term Loans" contained in subsection 1.1 of the Credit Agreement is hereby amended by (1) deleting the "and" that precedes the reference to "the Supplemental Canadian Dollar Term B Loans" appearing in the second and third lines of such definition and replacing it with a comma and (2) adding the phrase "and any Incremental Term Loan" at the end of such definition.

        (b)    Amendments to Section 2: Amounts and Terms of Commitments and Loans.

          (i)    Subsection 2.1A of the Credit Agreement is hereby amended by adding a new subsection 2.1A (viii) thereof that reads in its entirety as follows:

            "(viii)    Incremental Term Loan Commitment.    Each Lender having an Incremental Term Loan Commitment, severally and not jointly, hereby agrees, subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the applicable Incremental Term Loan Assumption Agreement, to make Incremental Term Loans to Borrower, in Dollars in an aggregate principal amount not to exceed its Incremental Term Loan Commitment. Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed."

          (ii)   Subsection 2.1B of the Credit Agreement is hereby amended by inserting the phrase "(except with respect to any borrowing of Incremental Term Loans, to the extent otherwise provided in the related Incremental Term Loan Assumption Agreement)" immediately following the phrase "in excess of that amount" appearing in the fifth line thereof.

          (iii)  Subsection 2.4A of the Credit Agreement is hereby amended by (1) inserting the phrase "(other than Other Term Loans)" immediately following the reference to "U.S. Dollar Term Loans" in the second line of subsection 2.4A(i) and (2) adding a new subsection 2.4A(iii) thereof that reads in its entirety as follows:

            "(iii)    Other Term Loans.    Borrower shall make principal payments in Dollars on the Other Term Loans in installments on each Incremental Term Loan Repayment Date and in the amounts set forth for such date in the applicable Incremental Term Loan Assumption Agreement; provided that the scheduled installments of principal of the Other Term Loans shall be reduced in connection with voluntary or mandatory prepayments of the Other Term Loans in accordance with subsection 2.4B(iv); and provided further, that the Other Term Loans and all other amounts owed hereunder with respect to the Other Term Loans shall be paid in full no later than the Incremental Term Loan Maturity Date, and the final amount payable by Borrower in respect of the Other Term Loans shall be in an amount sufficient to repay all amounts owing by Borrower under the applicable Incremental Term Loan Assumption Agreement with respect to the Other Term Loans."

          (iv)  Subsection 2.4B(iv)(a) of the Credit Agreement is hereby amended by (1) inserting the phrase "or referred to" immediately following the phrase "all Term Loans set forth" appearing in the fifth line of the penultimate sentence thereof and (2) adding the phrase "or in the applicable Incremental Term Loan Assumption Agreement, as the case may be" at the end of such penultimate sentence.

          (v)   Subsection 2.4B(iv)(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(d)    Application of Mandatory Prepayments of Term Loans to Term Loans and Other Term Loans and the Scheduled Installments of Principal Thereof.    Any mandatory prepayments of the Term Loans pursuant to subsection 2.4B(iii) shall be allocated pro rata between the Term Loans and Other Term Loans and applied to prepay all Term Loans and Other Term Loans on a pro rata basis (in accordance with the Dollar Equivalent of the respective outstanding principal amounts thereof) and shall be applied to reduce the scheduled installments of principal of all Term Loans and Other Term Loans as set forth in subsection 2.4A or in the applicable Incremental Term Loan Assumption Agreement, as the case may be, on a pro rata basis (in accordance with the Dollar Equivalent of the respective outstanding principal amounts thereof) to each remaining scheduled installment of principal of such Term Loans and Other Term Loans set forth in subsection 2.4A or in the applicable Incremental Term Loan Assumption Agreement, as the case may be, that is unpaid at the time of such prepayment. The Canadian Dollar Equivalent of the portion of any mandatory prepayments allocable to the Supplemental Canadian Dollar Term B Loans in accordance with the immediately preceding sentence shall be paid to Administrative Agent in Canadian Dollars."

          (vi)  Subsection 2.6 of the Credit Agreement is hereby amended by adding a new subsection 2.6D thereof that reads in its entirety as follows:

            "D.    Incremental Term Loans.    The proceeds of the Incremental Term Loans shall be applied by Borrower only to finance Permitted Acquisitions or to repay Revolving Loans incurred to finance Permitted Acquisitions (in each case, including the payment of related fees and expenses)."

          (vii) Section 2 of the Credit Agreement is hereby amended by adding a new subsection 2.10 thereof that reads in its entirety as follows:

    "2.10    Incremental Term Loans.

            (i)    Borrower may, by written notice to Administrative Agent from time to time, request Incremental Term Loan Commitments in an amount not to exceed the Incremental Term Loan Amount from one or more Incremental Term Lenders, which may include any existing Lender; provided that each Incremental Term Lender, if not already a Lender hereunder, shall be subject to the approval of Administrative Agent (which approval shall not be unreasonably withheld or delayed). Such notice shall set forth (a) the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000 or such lesser amount equal to the remaining Incremental Term Loan Amount), (b) the date on which such Incremental Term Loan Commitments are requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice), and (c) whether such Incremental Term Loan Commitments are commitments to make additional U.S. Dollar Term Loans or commitments to make term loans with terms different from the U.S. Dollar Term Loans ("Other Term Loans").

            (ii)   Borrower and each Incremental Term Lender shall execute and deliver to Administrative Agent an Incremental Term Loan Assumption Agreement and such other documentation as Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of each Incremental Term Lender. Each Incremental Term Loan

    Assumption Agreement shall specify the terms of the Incremental Term Loans to be made thereunder; provided that, without the prior written consent of the Requisite Lenders, (a) the final maturity date of any Other Term Loans shall be no earlier than the Term Loan Maturity Date, (b) the average life to maturity of the Other Term Loans shall be no shorter than the average life to maturity of the U.S. Dollar Term Loans and (c) if the initial yield on such Other Term Loans (as determined by Administrative Agent to be equal to the sum of (1) the margin above the Adjusted LIBOR Rate on such Other Term Loans and (2) if such Other Term Loans are initially made at a discount or the Lenders making the same receive a fee directly or indirectly from Parent, Borrower or any Subsidiary of Borrower for doing so (the amount of such discount or fee, expressed as a percentage of the Other Term Loans, being referred to herein as "OID"), the amount of such OID divided by the lesser of (A) the average life to maturity of such Other Term Loans and (B) four) exceeds by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the "Yield Differential") the LIBOR Rate Margin then in effect for U.S. Dollar Term Loans, then the LIBOR Rate Margin then in effect for U.S. Dollar Term Loans shall automatically be increased by the Yield Differential, effective upon the making of the Other Term Loans. Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment and the Incremental Term Loans evidenced thereby.

            (iii)  Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this subsection 2.10 unless (a) on the date of such effectiveness, the conditions set forth in subsections 4.2B(i), (ii), (iii) and (iv) shall be satisfied, (b) after giving effect to the making of any Incremental Term Loans and the use of the proceeds thereof, Borrower would be in pro forma compliance with the financial covenants set forth in subsections 7.6A and 7.6B as of and for the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to subsection 6.1 (assuming for the purposes of subsection 7.6B that such transactions occurred at the end of such period and for the purposes of subsection 7.6A that such transactions occurred at the beginning of such period), (c) Administrative Agent shall have received an Officer's Certificate of Borrower as to clauses (a) and (b) (with reasonably detailed calculations in the case of clause (b)) dated such date, and (d) except as otherwise specified in the applicable Incremental Term Loan Assumption Agreement, Administrative Agent shall have received legal opinions, board resolutions and other closing certificates reasonably requested by Administrative Agent and consistent with those delivered on the Restatement Date under subsection 4.1.

            (iv)  Each of the parties hereto hereby agrees that Administrative Agent may, in consultation with Borrower, take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans (other than Other Term Loans), when originally made, are included in each borrowing of outstanding U.S. Dollar Term Loans on a pro rata basis. This may be accomplished by requiring each outstanding applicable LIBOR Rate Loan to be converted into a Base Rate Loan on the date of each Incremental Term Loan, or by allocating a portion of each Incremental Term Loan to each outstanding applicable LIBOR Rate Loan on a pro rata basis. Any conversion of LIBOR Rate Loans to Base Rate Loans required by the preceding sentence shall be subject to subsection 2.6. If any Incremental Term Loan is to be allocated to an existing Interest Period for a LIBOR Rate Loan, then the interest rate thereon for such Interest Period and the other economic consequences thereof shall be as set forth in the applicable Incremental Term Loan Assumption Agreement. In addition, to the extent any Incremental Term Loans are not Other Term Loans, the scheduled amortization payments under subsection 2.4A(i) required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans."

        (c)    Amendment to Section 7: Borrower's Negative Covenants.    Section 7.3(xi)(d) of the Credit Agreement is hereby amended by inserting the parenthetical "(or, in the case of the Fiscal Year ending December 31, 2006, $60,000,000)" immediately following the words "shall not exceed $40,000,000" appearing in the fifth line thereof.

        SECTION 3.    Other Agreements.

        (a)   Borrower hereby agrees to deliver, as promptly as reasonably practicable following Administrative Agent's request therefor, modifications to the Mortgages reflecting the increase in the aggregate amount of the Revolving Loan Commitments and the Incremental Term Loan provisions as provided for herein (and, to the extent reasonably requested by Administrative Agent, opinions of local counsel relating to such Mortgage modifications in form and substance reasonably satisfactory to Administrative Agent and title insurance policies or, to the extent available, bring down endorsements to the existing title insurance policies previously issued to Administrative Agent, in each case dated as of a date within a reasonable period following the date on which Administrative Agent shall have made a request for such Mortgage modifications as provided for above, insuring the Lien of each Mortgage as a First Priority Lien, together with such endorsements as Administrative Agent shall reasonably request) as required by law or reasonably requested by Administrative Agent to be filed, registered or recorded in order to create or continue in favor of Administrative Agent, for the benefit of Lenders, a valid, legal and, if applicable, upon such filing and recording perfected First Priority security interest in the entire personal and mixed property Collateral covered by each applicable Mortgage.

        (b)   Each Revolving Lender that consents to this Amendment hereby but is not an Increasing Revolving Lender agrees that its Revolving Loan Commitment in effect immediately prior to the Effective Date shall remain in full force and effect.

        SECTION 4.    Effectiveness of Amendment.    This Amendment shall become effective as of the first date on which the following conditions have been satisfied (the "Effective Date"):

        (a)   Administrative Agent (or its counsel) shall have received (including, without limitation, delivery via facsimile or electronic mail in accordance with the Credit Agreement) duly executed counterparts hereof that, when taken together, bear the signatures of (A) Borrower, (B) Administrative Agent, (C) each Credit Support Party, (D) the Requisite Lenders, (E) each Increasing Revolving Lender and (F) each Revolving Lender (after giving effect to any prior or concurrent assignment, whether pursuant to the mandatory assignment provisions set forth in subsection 2.9 of the Credit Agreement or otherwise).

        (b)   Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder or under any other Loan Document.

        SECTION 5.    Representations and Warranties.    In order to induce Lenders to enter into this Amendment, each of Borrower and, as applicable, each Credit Support Party represents and warrants to Administrative Agent and each Lender that, as of the Effective Date, the following statements are true, correct and complete:

        (a)    Corporate Power and Authority.    Each of Borrower and each Credit Support Party has all requisite corporate power and authority to enter into this Amendment.

        (b)    Authorization of Agreements.    The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower and each Credit Support Party.

        (c)    No Conflict.    The execution and delivery by Borrower and each Credit Support Party of this Amendment does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Parent or any of its Subsidiaries, the Organizational Documents of Parent or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Parent or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Parent or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Parent or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders or as otherwise permitted under the Credit Agreement), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Parent or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Effective Date and except, in each case, to the extent such violation, conflict, breach or failure to obtain such approval or consent could not reasonably be expected to result in a Material Adverse Effect.

        (d)    Governmental Consents.    The execution and delivery by each of Borrower and each Credit Support Party of this Amendment does not and will not require any Governmental Authorization, except as has been duly obtained and is in full force and effect unless the failure to obtain such Governmental Authorization could not reasonably be expected to have a Material Adverse Effect.

        (e)    Binding Obligation.    This Amendment has been duly executed and delivered by Borrower and each Credit Support Party and is the legally valid and binding obligation of each of Borrower and each Credit Support Party, enforceable against each of Borrower and each Credit Support Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles (whether considered in a proceeding in equity or at law) relating to enforceability.

        (f)    Incorporation of Representations and Warranties from Credit Agreement.    The representations and warranties contained in Section 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        (g)    Absence of Default.    No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

        SECTION 6.    Acknowledgement and Consent.

        (a)   Parent and each Subsidiary of Borrower (each individually a "Credit Support Party" and collectively, the "Credit Support Parties") hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (i) notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, (ii) its guaranty of all of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Guaranties, the Security Agreement and the other Collateral Documents as originally executed, and acknowledges and agrees that each such guaranty, pledge and/or grant continues in full force and effect in respect of, and to secure, the Obligations under the Credit

Agreement and the other Loan Documents, and (iii) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

        (b)   Parent and each Subsidiary of Borrower acknowledges and agrees that nothing in this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

        SECTION 7.    Amendment Fee.    Borrower agrees to pay on the Effective Date to Administrative Agent, for the account of each Lender that executes and delivers a copy of this Amendment to Administrative Agent (or its counsel) at or prior to 5:00 p.m. (New York City time) on July 31, 2006 (the "Signing Date"), an amendment fee (the "Amendment Fee") in an amount equal to 0.125% of the aggregate principal amount of the Term Loans and used or unused Revolving Loan Commitments of such Lender outstanding on the Signing Date. The Amendment Fee shall be payable on and subject to the occurrence of the Effective Date. The Amendment Fee shall be payable in immediately available funds and shall not be refundable.

        SECTION 8.    Miscellaneous.

        (a)    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i)    On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          (ii)   Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii)  This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

        (b)    Amendment No. 1.    On and after the Effective Date, all provisions in the Amendment Agreement dated as of June 8, 2006, among Borrower, Administrative Agent, the Credit Support Parties and the financial institutions party thereto, to the Credit Agreement ("Amendment No. 1"), relating to the termination of the Existing Revolving Credit Facility and the establishment of New Revolving Loan Commitments (each as defined therein) shall be null and void and of no further force and effect. Without limiting the generality of the foregoing, on and after the Effective Date (i) Section 2 of Amendment No. 1 shall be deemed to be deleted in its entirety and (ii) Section 8(b)(ii) of Amendment No. 1 shall be disregarded. In addition, notwithstanding anything to the contrary in Amendment No. 1 or the form of the Second Amended and Restated Credit Agreement attached as an exhibit thereto (the "Restated Credit Agreement"), the size of the uncommitted incremental term facility to be provided under the Restated Credit Agreement shall be equal to the sum of (i) $100,000,000 and (ii) the excess, if any, of (x) $25,000,000 over (y) the aggregate amount of all Incremental Term Loan Commitments established under the Credit Agreement prior to the effectiveness of the IPO Amendments (as defined in Amendment No. 1).

        (c)    Fees and Expenses.    Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent or its counsel (including, without limitation, the reasonable fees, expenses and disbursements of Cravath, Swaine & Moore LLP, counsel to Administrative Agent) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower. Borrower further agrees to pay to

Administrative Agent such fees in the amounts and at the times separately agreed pursuant to the Fee Letter dated July [    ], 2006, among Borrower, Administrative Agent, the Co-Arrangers and the other party identified therein, with such fees to be distributed as provided therein.

        (d)    Headings.    Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        (e)    Applicable Law.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANOTHER LAW.

        (f)    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:
BRAND SERVICES, INC.
By:

Name:
Title:
CREDIT SUPPORT PARTIES (for purposes of Section 6 only):
BRAND INTERMEDIATE HOLDINGS, INC.
By:

Name:
Title:
BRAND SCAFFOLD BUILDERS, LLC
By:

Name:
Title:
BRAND SCAFFOLD RENTAL & ERECTION, LLC
By:

Name:
Title:
HIGHTOWER STAFFING, INC.
By:

Name:
Title:

BRAND SCAFFOLD SERVICES, LLC
By:

Name:
Title:
BRAND STAFFING SERVICES, INC.
By:

Name:
Title:
BRAND SPECIAL EVENTS, INC.
By:

Name:
Title:
BRAND SCAFFOLD ERECTORS, INC.
By:

Name:
Title:
SCAFFOLD BUILDING SERVICES, INC.
By:

Name:
Title:
SKYVIEW STAFFING, INC.
By:

Name:
Title:

BRANDCRAFT LABOR, INC.
By:

Name:
Title:
SKYVIEW SAFETY SERVICES, INC.
By:

Name:
Title:
SCAFFOLD-JAX, INC.
By:

Name:
Title:
MIKE BROWN-GRANDSTANDS, INC.
By:

Name:
Title:
KWIKRIG, INC.
By:

Name:
Title:
LEVITATOR, INC.
By:

Name:
Title:

LEVITATOR OF CALIFORNIA, INC.
By:

Name:
Title:
BRAND SCAFFOLD RENTAL & ERECTION OF CALIFORNIA, INC.
By:

Name:
Title:
ALUMA SYSTEMS CONCRETE CONSTRUCTION, LLC
By:

Name:
Title:
BRAND/ALUMA REAL ESTATE HOLDING, LLC
By:

Name:
Title:
ALUMA SYSTEMS CONCRETE CONSTRUCTION OF CALIFORNIA, INC.
By:

Name:
Title:
BRAND SPECIAL SERVICES GROUP, INC.
By:

Name:
Title:

ADMINISTRATIVE AGENT:
CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent
By:

Name:
Title:
By:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT TO THE BRAND SERVICES, INC. CREDIT AGREEMENT
Name of Institution:

By:

Name:
Title:
By:

Name:
Title:

SCHEDULE I

Existing Revolving Lender	Existing Revolving Loan Commitment	Additional Revolving Loan Commitment	Total Revolving Loan Commitment

New Revolving Lender	Revolving Loan Commitment

Total: $100,000,000

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BRAND SERVICES, INC.